UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2022

___________________________

Core & Main, Inc.
(Exact name of registrant as specified in its charter)
___________________________

Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

1830 Craig Park Court
St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Deadline for Proposals to be Considered for Inclusion in the Company’s 2022 Proxy Statement

On February 2, 2022, Core & Main, Inc. (the “Company”) announced that, in light of the fact that it did not hold an annual meeting of stockholders in 2021, the Company has set the deadline for receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and such rule, “Rule 14a-8”), for inclusion in the Company’s proxy materials for the 2022 Annual Meeting of Stockholders of the Company (the “2022 Annual Meeting”) in accordance with the rules of the Securities and Exchange Commission (the “SEC”). Under such rules, including Rule 14a-8, the deadline must be a “reasonable” time before the Company begins to print and send its proxy materials for the 2022 Annual Meeting. In order to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting, shareholder proposals must be received by the Secretary of the Company, at 1830 Craig Park Court, St. Louis, Missouri 63146, before the close of business on February 25, 2022.

All such stockholder proposals will also need to comply with Rule 14a-8, which lists the requirements for inclusion of stockholder proposals in company-sponsored proxy materials. The relevant committees of the Company’s Board of Directors (the “Board”) will review proposals submitted by stockholder for inclusion at the 2022 Annual Meeting and will make recommendations to the Board on an appropriate response to such proposals.

Deadline for Business to be Brought Before the 2022 Annual Meeting

Section 1.12 of the Company’s Amended and Restated By-laws provides that written notice of a stockholder proposal or director nomination that a stockholder intends to present at the Company’s next annual meeting of stockholders, but does not intend to have included in the proxy statement and form of proxy related to such meeting, must be delivered to, or mailed and received at, the principal executive office of the Company not less than ninety (90) days, nor more than one hundred and twenty (120) days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders. As the Company did not hold an annual meeting of stockholders in 2021, Section 1.12 of the Company’s Amended and Restated By-laws provides that such anniversary date shall be deemed to have occurred on July 1, 2022. As a result, stockholders must submit notice of any stockholder proposal or director nomination that a stockholder intends to present at the 2022 Annual Meeting by April 2, 2022 and not prior to March 3, 2022. Such stockholder notices also must comply with all additional procedures and requirements of the Company’s Amended and Restated By-laws, including Section 1.12, and will not be effective otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core & Main, Inc.

By:	/s/ Stephen O. LeClair
Name:	Stephen O. LeClair
Title:	Chief Executive Officer

Date: February 2, 2022